SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date Report (Date of earliest event reported) October 15, 1996



                         BONNEVILLE PACIFIC CORPORATION
               (Exact name of registrant as specified in charter)



Delaware                   0-14846                    87-0363215
(State or other            (Commission                (IRA Employer
jurisdiction of            File Number)               Identification No.)
incorporation)



50 West 300 South, Suite 300, Salt Lake City, Utah                    84101
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number including area code                 (801) 363-2520

(Former name or former address, if changed since last report) Not applicable

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Item 3.  Bankruptcy or Receivership.

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period September 1, 1996 to September 30, 1996, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.


Item 5.  Other Events.

The Exhibit attached hereto was erroneously omitted from the initial Form 8-K filing.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  BONNEVILLE PACIFIC CORPORATION



                                       /s/ Roger G. Segal
                                  By:  Roger G. Segal, Chapter 11 Trustee

DATED October 29, 1996


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  BONNEVILLE PACIFIC CORPORATION



                                       /s/ R. Stephen Blackham
                                  By:  R. Stephen Blackham, Assistant Controller

DATED October 29, 1996























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